Contact:
Matthew S. Stadler
EVP and CFO
Tel (212) 446-9168

COHEN & STEERS REPORTS THIRD QUARTER 2016
DILUTED AND ADJUSTED EPS OF $0.51

•	AUM of $60.5 billion, up 21.6% over September 30, 2015 and 3.0% over June 30, 2016

•	Net inflows of $2.2 billion; annualized organic growth rate of 15.3%

•	Operating margin of 39.4%
NEW YORK, NY, October 19, 2016—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common stockholders of $23.9 million, or $0.51 per diluted share and $0.52 per basic share, for the quarter ended September 30, 2016, compared with $12.3 million, or $0.27 per share (diluted and basic), for the quarter ended September 30, 2015 and $24.8 million, or $0.53 per diluted share and $0.54 per basic share, for the quarter ended June 30, 2016. The quarter ended September 30, 2015 included an unrealized non-operating loss of $0.10 per diluted share that, due to a change in accounting classification, has been reflected on the condensed consolidated statements of operations. Total revenue for the third quarter of 2016 was a record $94.4 million, an increase of 18.5% from $79.7 million for the third quarter of 2015 and an increase of 9.3% from $86.4 million for the second quarter of 2016.
Financial Highlights (Unaudited)

For the Periods
(in thousands, except per share data)	Three Months Ended			% Change From
	September 30, 2016	June 30, 2016	September 30, 2015 (2)	June 30, 2016	September 30, 2015
U.S. GAAP
Revenue	$94,388	$86,373	$79,667	9.3%	18.5%
Expenses	$57,175	$52,242	$48,190	9.4%	18.6%
Operating income	$37,213	$34,131	$31,477	9.0%	18.2%
Operating margin	39.4%	39.5%	39.5%	*	*
Non-operating income (loss)	$1,356	$4,466	$(7,727)	*	*
Net income attributable to common stockholders	$23,877	$24,808	$12,338	(3.8%)	93.5%
Diluted earnings per share	$0.51	$0.53	$0.27	(4.1%)	90.6%

As Adjusted (1)
Revenue	$94,419	$86,403	$79,687	9.3%	18.5%
Expenses	$57,121	$52,220	$48,179	9.4%	18.6%
Operating income	$37,298	$34,183	$31,508	9.1%	18.4%
Operating margin	39.5%	39.6%	39.5%	*	*
Non-operating income (loss)	$394	$196	$(210)	*	*
Net income attributable to common stockholders	$23,626	$21,315	$19,405	10.8%	21.8%
Diluted earnings per share	$0.51	$0.46	$0.42	10.4%	19.9%
_______________________

*	Not meaningful

(1)
The as adjusted financial measures represent non-GAAP financial measures. Please refer to the “Non-GAAP Reconciliation” on pages 17-18 of this release for a reconciliation to the most directly comparable U.S. GAAP financial measures.

(2)
During the three months ended December 31, 2015, one of the company's seed investments changed classification from available-for-sale to equity method. As a result, all prior periods have been retroactively adjusted to reflect this investment as if it had been an equity method investment in prior periods.

U.S. GAAP
This section discusses the financial results of the company as presented in accordance with U.S. GAAP for the quarter ended September 30, 2016, compared with the quarter ended June 30, 2016.
Revenue
Revenue for the third quarter of 2016 was $94.4 million, an increase of $8.0 million from $86.4 million for the second quarter of 2016. Higher average assets under management and one more day in the quarter resulted in the following increases in investment advisory and administration fees for the third quarter of 2016:

•	Institutional account revenue increased $1.7 million to $25.1 million;

•	Open-end fund revenue increased $4.3 million to $40.9 million; and

•	Closed-end fund revenue increased $1.0 million to $20.1 million.
Expenses
Expenses for the third quarter of 2016 were $57.2 million, an increase of $4.9 million from $52.2 million for the second quarter of 2016. The change was primarily due to:

•	Higher employee compensation and benefits expenses of $2.7 million, primarily due to higher incentive compensation which increased consistent with revenue growth;

•	Increased distribution and service fees of $1.3 million, primarily due to higher average assets under management in U.S. open-end funds; and

•	Higher general and administrative expenses of $0.6 million, primarily due to increased information technology and marketing expenses.
Operating Margin
Operating margin decreased to 39.4% for the third quarter of 2016 from 39.5% for the second quarter of 2016.
Non-operating Income
Non-operating income for the third quarter of 2016 was $1.4 million, compared with non-operating income of $4.5 million for the second quarter of 2016. The decrease was primarily due to lower net realized and unrealized gains on the company's seed investments.
As Adjusted
The term “as adjusted” is used to identify non-GAAP information. Adjustments made to the third and second quarters of 2016 and the third quarter of 2015 were attributable to the exclusion of the financial results associated with the company's seed investments, including the related tax effect. Please refer to the “Non-GAAP Reconciliation” on pages 17-18 of this release for a reconciliation to the most directly comparable U.S. GAAP financial measures.

Diluted Earnings Per Share
Diluted earnings per share, as adjusted, for the quarter ended September 30, 2016 were $0.51 compared with $0.42 per share for the quarter ended September 30, 2015 and $0.46 per share for the quarter ended June 30, 2016.
Operating Margin
Operating margin, as adjusted, was 39.5%, consistent with the third quarter of 2015 and a decrease from 39.6% for the second quarter of 2016.
Assets Under Management Highlights (Unaudited)
September 30, 2016 Compared with June 30, 2016

(in millions)	Assets Under Management
	As of
By Investment Vehicle	September 30, 2016	June 30, 2016	% Change
Institutional accounts	$29,948	$29,581	1.2%
Open-end funds	21,165	19,777	7.0%
Closed-end funds	9,384	9,391	(0.1%)
Total	$60,497	$58,749	3.0%

By Investment Strategy
U.S. real estate	$31,248	$30,981	0.9%
Global/international real estate	10,056	9,984	0.7%
Preferred securities	10,440	9,082	15.0%
Global listed infrastructure	5,862	5,760	1.8%
Other	2,891	2,942	(1.7%)
Total	$60,497	$58,749	3.0%
Assets under management were $60.5 billion as of September 30, 2016, an increase of $1.7 billion from $58.7 billion at June 30, 2016. The increase from June 30, 2016 was attributable to net inflows of $2.2 billion and market appreciation of $609 million, partially offset by distributions of $1.1 billion.
Institutional Accounts
Assets under management in institutional accounts were $29.9 billion as of September 30, 2016, an increase of 1.2% from $29.6 billion at June 30, 2016. The change from June 30, 2016 was due to the following:

•	Net inflows of $988 million from Japan subadvised accounts, primarily comprised of $964 million into U.S. real estate;

•	Distributions from Japan subadvised accounts of $828 million, primarily comprised of $781 million out of U.S. real estate and $46 million out of global/international real estate;

•
Net inflows of $151 million from subadvised accounts excluding Japan, primarily comprised of $72 million into global/international real estate, $71 million into global listed infrastructure, and $66 million into preferred securities, partially offset by net outflows of $80 million out of large cap value;

•
Net outflows of $163 million from advised accounts, primarily comprised of $277 million out of global/international real estate, partially offset by net inflows of $98 million into preferred securities; and

•
Market appreciation of $219 million, including $242 million from global/international real estate and $41 million from global listed infrastructure; partially offset by market depreciation of $110 million from U.S. real estate.

Open-end Funds
Assets under management for open-end funds were $21.2 billion as of September 30, 2016, an increase of 7.0% from $19.8 billion at June 30, 2016. The change from June 30, 2016 was due to the following:

•
Net inflows of $1.3 billion, including $931 million from preferred securities, primarily into Cohen & Steers Preferred Securities and Income Fund and $431 million from U.S. real estate, primarily into Cohen & Steers Real Estate Securities Fund;

•	Market appreciation of $275 million, including $202 million from preferred securities and $72 million from global/international real estate; and

•	Distributions of $157 million, including $87 million out of preferred securities and $69 million out of U.S. real estate.
Closed-end Funds
Assets under management for closed-end funds were $9.4 billion at both September 30, 2016 and June 30, 2016 due to market appreciation of $115 million which was offset by distributions of $122 million.
Investment Performance as of September 30, 2016

	% of Total AUM in Outperforming Strategies (1)			% of U.S. Open-End Fund AUM by Morningstar Rating (2), as of September 30, 2016
	September 30, 2014	September 30, 2015	September 30, 2016
1-Year	99%	88%	50%	Not Rated	—	1%
3-Year	73%	87%	98%	1 or 2 Star	« or ««	2%
5-Year	51%	76%	75%	3 Star	«««	16%
10-Year	62%	94%	95%	4 or 5 Star	«««« or «««««	82%

(1)
Past performance of investment strategies is no guarantee of future results. Outperformance determined by annualized investment performance of all accounts in each investment strategy measured gross of fees and net of withholding taxes in comparison to performance of each account’s reference benchmark measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

(2)
Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for overall period as of September 30, 2016. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers. See page 18 for additional disclosures.

Balance Sheet Information
As of September 30, 2016, cash, cash equivalents and seed investments were $224 million. As of September 30, 2016, stockholders' equity was $272 million and the company had no debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, October 20, 2016 at 10:00 a.m. (ET) to discuss the company's third quarter results. Investors and analysts can access the live conference call by dialing 800-698-9012 (U.S.) or +1-303-223-4378 (international); passcode: 21818723. Participants should plan to register at least 10 minutes before the conference call begins. The presentation that will be reviewed as part of the conference call will be available on the company's website at www.cohenandsteers.com under "Company - Press Releases."
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on October 20, 2016 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21818723. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company - Investor Relations." The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2015 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2016	June 30, 2016	September 30, 2015 (1)	June 30, 2016	September 30, 2015
Revenue
Investment advisory and administration fees	$86,079	$79,090	$73,487
Distribution and service fees	5,296	4,671	3,961
Portfolio consulting and other	3,013	2,612	2,219
Total revenue	94,388	86,373	79,667	9.3%	18.5%
Expenses
Employee compensation and benefits	30,951	28,287	25,892
Distribution and service fees	11,092	9,773	8,578
General and administrative	13,128	12,489	12,175
Depreciation and amortization	2,004	1,693	1,545
Total expenses	57,175	52,242	48,190	9.4%	18.6%
Operating income	37,213	34,131	31,477	9.0%	18.2%
Non-operating income
Interest and dividend income—net	367	558	291
Gains (losses) from seed investments—net	698	3,815	(7,748)
Other gains (losses)	291	93	(270)
Total non-operating income (loss)	1,356	4,466	(7,727)	*	*
Income before provision for income taxes	38,569	38,597	23,750	(0.1%)	62.4%
Provision for income taxes	14,738	13,676	11,541
Net income	23,831	24,921	12,209	(4.4%)	95.2%
Less: Net loss (income) attributable to redeemable noncontrolling interest	46	(113)	129
Net income attributable to common stockholders	$23,877	$24,808	$12,338	(3.8%)	93.5%

Earnings per share attributable to common stockholders
Basic	$0.52	$0.54	$0.27	(3.8%)	91.4%
Diluted	$0.51	$0.53	$0.27	(4.1%)	90.6%

Dividends declared per share
Quarterly	$0.26	$0.26	$0.25	—	4.0%

Weighted average shares outstanding
Basic	45,999	45,984	45,500
Diluted	46,544	46,378	45,830

*    Not meaningful

(1)
During the three months ended December 31, 2015, one of the company's seed investments changed classification from available-for-sale to equity method. As a result, all prior periods have been retroactively adjusted to reflect this investment as if it had been an equity method investment in prior periods.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2016	September 30, 2015 (1)	% Change
Revenue
Investment advisory and administration fees	$238,257	$228,460
Distribution and service fees	14,200	11,881
Portfolio consulting and other	7,985	6,643
Total revenue	260,442	246,984	5.4%
Expenses
Employee compensation and benefits	87,278	80,270
Distribution and service fees	29,567	27,354
General and administrative	38,352	37,463
Depreciation and amortization	5,594	4,700
Total expenses	160,791	149,787	7.3%
Operating income	99,651	97,197	2.5%
Non-operating income
Interest and dividend income—net	1,467	1,040
Gains (losses) from seed investments—net	4,703	(9,321)
Other gains (losses)	295	(952)
Total non-operating income (loss)	6,465	(9,233)	*
Income before provision for income taxes	106,116	87,964	20.6%
Provision for income taxes	39,497	35,961
Net income	66,619	52,003	28.1%
Less: Net loss attributable to redeemable noncontrolling interest	149	163
Net income attributable to common stockholders	$66,768	$52,166	28.0%

Earnings per share attributable to common stockholders
Basic	$1.45	$1.15	26.5%
Diluted	$1.44	$1.14	26.6%

Dividends declared per share
Quarterly	$0.78	$0.75	4.0%

Weighted average shares outstanding
Basic	45,931	45,402
Diluted	46,373	45,873

*    Not meaningful

(1)
During the three months ended December 31, 2015, one of the company's seed investments changed classification from available-for-sale to equity method. As a result, all prior periods have been retroactively adjusted to reflect this investment as if it had been an equity method investment in prior periods.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Three Months Ended			% Change From
	September 30, 2016	June 30, 2016	September 30, 2015 (1)	June 30, 2016	September 30, 2015
Institutional Accounts
Assets under management, beginning of period	$29,581	$27,857	$24,545
Inflows	1,612	1,626	917
Outflows	(636)	(487)	(394)
Net inflows	976	1,139	523
Market appreciation	219	1,337	137
Distributions	(828)	(752)	(560)
Total increase	367	1,724	100
Assets under management, end of period	$29,948	$29,581	$24,645	1.2%	21.5%
Percentage of total assets under management	49.5%	50.4%	49.5%
Average assets under management for period	$30,138	$28,057	$24,885	7.4%	21.1%

Open-end Funds
Assets under management, beginning of period	$19,777	$18,146	$16,236
Inflows	2,592	2,393	1,230
Outflows	(1,322)	(1,242)	(1,346)
Net inflows (outflows)	1,270	1,151	(116)
Market appreciation	275	855	140
Distributions	(157)	(375)	(119)
Total increase (decrease)	1,388	1,631	(95)
Assets under management, end of period	$21,165	$19,777	$16,141	7.0%	31.1%
Percentage of total assets under management	35.0%	33.7%	32.5%
Average assets under management for period	$20,863	$18,692	$16,433	11.6%	27.0%

Closed-end Funds
Assets under management, beginning of period	$9,391	$9,056	$9,367
Inflows	—	—	—
Outflows	—	—	—
Net flows	—	—	—
Market appreciation (depreciation)	115	458	(278)
Distributions	(122)	(123)	(131)
Total (decrease) increase	(7)	335	(409)
Assets under management, end of period	$9,384	$9,391	$8,958	(0.1%)	4.8%
Percentage of total assets under management	15.5%	16.0%	18.0%
Average assets under management for period	$9,516	$9,160	$9,349	3.9%	1.8%

Total
Assets under management, beginning of period	$58,749	$55,059	$50,148
Inflows	4,204	4,019	2,147
Outflows	(1,958)	(1,729)	(1,740)
Net inflows	2,246	2,290	407
Market appreciation (depreciation)	609	2,650	(1)
Distributions	(1,107)	(1,250)	(810)
Total increase (decrease)	1,748	3,690	(404)
Assets under management, end of period	$60,497	$58,749	$49,744	3.0%	21.6%
Average assets under management for period	$60,517	$55,909	$50,667	8.2%	19.4%

(1)    September 30, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Nine Months Ended
	September 30, 2016	September 30, 2015 (1)	% Change
Institutional Accounts
Assets under management, beginning of period	$26,105	$26,201
Inflows	5,010	2,623
Outflows	(1,705)	(1,904)
Net inflows	3,305	719
Market appreciation (depreciation)	2,771	(632)
Distributions	(2,233)	(1,643)
Total increase (decrease)	3,843	(1,556)
Assets under management, end of period	$29,948	$24,645	21.5%
Percentage of total assets under management	49.5%	49.5%
Average assets under management for period	$27,998	$25,961	7.8%

Open-end Funds
Assets under management, beginning of period	$17,460	$17,131
Inflows	7,007	5,081
Outflows	(4,262)	(4,582)
Net inflows	2,745	499
Market appreciation (depreciation)	1,625	(311)
Distributions	(665)	(1,178)
Total increase (decrease)	3,705	(990)
Assets under management, end of period	$21,165	$16,141	31.1%
Percentage of total assets under management	35.0%	32.5%
Average assets under management for period	$18,892	$17,298	9.2%

Closed-end Funds
Assets under management, beginning of period	$9,029	$9,805
Inflows	—	—
Outflows	(86)	(19)
Net outflows	(86)	(19)
Market appreciation (depreciation)	808	(443)
Distributions	(367)	(385)
Total increase (decrease)	355	(847)
Assets under management, end of period	$9,384	$8,958	4.8%
Percentage of total assets under management	15.5%	18.0%
Average assets under management for period	$9,141	$9,717	(5.9%)

Total
Assets under management, beginning of period	$52,594	$53,137
Inflows	12,017	7,704
Outflows	(6,053)	(6,505)
Net inflows	5,964	1,199
Market appreciation (depreciation)	5,204	(1,386)
Distributions	(3,265)	(3,206)
Total increase (decrease)	7,903	(3,393)
Assets under management, end of period	$60,497	$49,744	21.6%
Average assets under management for period	$56,031	$52,976	5.8%

(1)	September 30, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Three Months Ended			% Change From
	September 30, 2016	June 30, 2016	September 30, 2015 (1)	June 30, 2016	September 30, 2015
Japan Subadvisory
Assets under management, beginning of period	$14,852	$13,998	$12,160
Inflows	1,084	874	390
Outflows	(96)	(33)	(115)
Net inflows	988	841	275
Market (depreciation) appreciation	(68)	765	359
Distributions	(828)	(752)	(560)
Total increase	92	854	74
Assets under management, end of period	$14,944	$14,852	$12,234	0.6%	22.2%
Percentage of institutional assets under management	49.9%	50.2%	49.6%
Average assets under management for period	$15,025	$13,963	$12,308	7.6%	22.1%

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,782	$5,584	$5,363
Inflows	374	162	356
Outflows	(223)	(191)	(258)
Net inflows (outflows)	151	(29)	98
Market appreciation (depreciation)	115	227	(195)
Total increase (decrease)	266	198	(97)
Assets under management, end of period	$6,048	$5,782	$5,266	4.6%	14.8%
Percentage of institutional assets under management	20.2%	19.5%	21.4%
Average assets under management for period	$5,979	$5,635	$5,466	6.1%	9.4%

Advisory
Assets under management, beginning of period	$8,947	$8,275	$7,022
Inflows	154	590	171
Outflows	(317)	(263)	(21)
Net (outflows) inflows	(163)	327	150
Market appreciation (depreciation)	172	345	(27)
Total increase	9	672	123
Assets under management, end of period	$8,956	$8,947	$7,145	0.1%	25.3%
Percentage of institutional assets under management	29.9%	30.2%	29.0%
Average assets under management for period	$9,134	$8,459	$7,111	8.0%	28.4%

Total Institutional Accounts
Assets under management, beginning of period	$29,581	$27,857	$24,545
Inflows	1,612	1,626	917
Outflows	(636)	(487)	(394)
Net inflows	976	1,139	523
Market appreciation	219	1,337	137
Distributions	(828)	(752)	(560)
Total increase	367	1,724	100
Assets under management, end of period	$29,948	$29,581	$24,645	1.2%	21.5%
Average assets under management for period	$30,138	$28,057	$24,885	7.4%	21.1%

(1)	September 30, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Nine Months Ended
	September 30, 2016	September 30, 2015 (1)	% Change
Japan Subadvisory
Assets under management, beginning of period	$13,112	$13,377
Inflows	2,858	1,234
Outflows	(165)	(515)
Net inflows	2,693	719
Market appreciation (depreciation)	1,372	(219)
Distributions	(2,233)	(1,643)
Total increase (decrease)	1,832	(1,143)
Assets under management, end of period	$14,944	$12,234	22.2%
Percentage of institutional assets under management	49.9%	49.6%
Average assets under management for period	$13,949	$13,056	6.8%

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,428	$5,480
Inflows	709	818
Outflows	(638)	(752)
Net inflows	71	66
Market appreciation (depreciation)	549	(280)
Total increase (decrease)	620	(214)
Assets under management, end of period	$6,048	$5,266	14.8%
Percentage of institutional assets under management	20.2%	21.4%
Average assets under management for period	$5,609	$5,565	0.8%

Advisory
Assets under management, beginning of period	$7,565	$7,344
Inflows	1,443	571
Outflows	(902)	(637)
Net inflows (outflows)	541	(66)
Market appreciation (depreciation)	850	(133)
Total increase (decrease)	1,391	(199)
Assets under management, end of period	$8,956	$7,145	25.3%
Percentage of institutional assets under management	29.9%	29.0%
Average assets under management for period	$8,440	$7,340	15.0%

Total Institutional Accounts
Assets under management, beginning of period	$26,105	$26,201
Inflows	5,010	2,623
Outflows	(1,705)	(1,904)
Net inflows	3,305	719
Market appreciation (depreciation)	2,771	(632)
Distributions	(2,233)	(1,643)
Total increase (decrease)	3,843	(1,556)
Assets under management, end of period	$29,948	$24,645	21.5%
Average assets under management for period	$27,998	$25,961	7.8%

(1)	September 30, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Three Months Ended			% Change From
	September 30, 2016	June 30, 2016	September 30, 2015 (1)	June 30, 2016	September 30, 2015
U.S. Real Estate
Assets under management, beginning of period	$30,981	$29,069	$25,604
Inflows	2,141	2,050	937
Outflows	(722)	(800)	(885)
Net inflows	1,419	1,250	52
Market (depreciation) appreciation	(135)	1,677	777
Distributions	(890)	(1,015)	(621)
Other (2)	(127)	—	—
Total increase	267	1,912	208
Assets under management, end of period	$31,248	$30,981	$25,812	0.9%	21.1%
Percentage of total assets under management	51.7%	52.7%	51.9%
Average assets under management for period	$31,552	$29,266	$26,130	7.8%	20.8%

Global/International Real Estate
Assets under management, beginning of period	$9,984	$10,152	$9,654
Inflows	231	185	170
Outflows	(554)	(490)	(337)
Net outflows	(323)	(305)	(167)
Market appreciation (depreciation)	314	203	(67)
Distributions	(46)	(66)	(41)
Other (2)	127	—	—
Total increase (decrease)	72	(168)	(275)
Assets under management, end of period	$10,056	$9,984	$9,379	0.7%	7.2%
Percentage of total assets under management	16.6%	17.0%	18.9%
Average assets under management for period	$10,256	$9,903	$9,633	3.6%	6.5%

Preferred Securities
Assets under management, beginning of period	$9,082	$8,099	$6,742
Inflows	1,611	1,157	506
Outflows	(435)	(351)	(305)
Net inflows	1,176	806	201
Market appreciation	297	288	24
Distributions	(115)	(111)	(90)
Total increase	1,358	983	135
Assets under management, end of period	$10,440	$9,082	$6,877	15.0%	51.8%
Percentage of total assets under management	17.3%	15.5%	13.8%
Average assets under management for period	$9,937	$8,572	$6,843	15.9%	45.2%

(1)	September 30, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

(2)	Represents transfer of assets under management not related to subscriptions, redemptions, market appreciation (depreciation) or distributions.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Three Months Ended			% Change From
	September 30, 2016	June 30, 2016	September 30, 2015 (1)	June 30, 2016	September 30, 2015
Global Listed Infrastructure
Assets under management, beginning of period	$5,760	$5,272	$5,422
Inflows	141	245	418
Outflows	(77)	(49)	(115)
Net inflows	64	196	303
Market appreciation (depreciation)	80	337	(469)
Distributions	(42)	(45)	(44)
Total increase (decrease)	102	488	(210)
Assets under management, end of period	$5,862	$5,760	$5,212	1.8%	12.5%
Percentage of total assets under management	9.7%	9.8%	10.5%
Average assets under management for period	$5,854	$5,486	$5,464	6.7%	7.1%

Other
Assets under management, beginning of period	$2,942	$2,467	$2,726
Inflows	80	382	116
Outflows	(170)	(39)	(98)
Net (outflows) inflows	(90)	343	18
Market appreciation (depreciation)	53	145	(266)
Distributions	(14)	(13)	(14)
Total (decrease) increase	(51)	475	(262)
Assets under management, end of period	$2,891	$2,942	$2,464	(1.7%)	17.3%
Percentage of total assets under management	4.8%	5.0%	4.9%
Average assets under management for period	$2,918	$2,682	$2,597	8.8%	12.4%

Total
Assets under management, beginning of period	$58,749	$55,059	$50,148
Inflows	4,204	4,019	2,147
Outflows	(1,958)	(1,729)	(1,740)
Net inflows	2,246	2,290	407
Market appreciation (depreciation)	609	2,650	(1)
Distributions	(1,107)	(1,250)	(810)
Other (2)	—	—	—
Total increase (decrease)	1,748	3,690	(404)
Assets under management, end of period	$60,497	$58,749	$49,744	3.0%	21.6%
Average assets under management for period	$60,517	$55,909	$50,667	8.2%	19.4%

(1)	September 30, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

(2)	Represents transfer of assets under management not related to subscriptions, redemptions, market appreciation (depreciation) or distributions.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Nine Months Ended
	September 30, 2016	September 30, 2015 (1)	% Change
U.S. Real Estate
Assets under management, beginning of period	$27,814	$28,357
Inflows	5,930	3,731
Outflows	(2,526)	(3,056)
Net inflows	3,404	675
Market appreciation (depreciation)	2,769	(618)
Distributions	(2,612)	(2,602)
Other (2)	(127)	—
Total increase (decrease)	3,434	(2,545)
Assets under management, end of period	$31,248	$25,812	21.1%
Percentage of total assets under management	51.7%	51.9%
Average assets under management for period	$29,278	$27,822	5.2%

Global/International Real Estate
Assets under management, beginning of period	$9,476	$10,184
Inflows	1,193	862
Outflows	(1,512)	(1,451)
Net outflows	(319)	(589)
Market appreciation (depreciation)	926	(59)
Distributions	(154)	(157)
Other (2)	127	—
Total increase (decrease)	580	(805)
Assets under management, end of period	$10,056	$9,379	7.2%
Percentage of total assets under management	16.6%	18.9%
Average assets under management for period	$9,869	$10,050	(1.8%)

Preferred Securities
Assets under management, beginning of period	$7,705	$6,342
Inflows	3,903	1,903
Outflows	(1,447)	(1,275)
Net inflows	2,456	628
Market appreciation	610	162
Distributions	(331)	(255)
Total increase	2,735	535
Assets under management, end of period	$10,440	$6,877	51.8%
Percentage of total assets under management	17.3%	13.8%
Average assets under management for period	$8,773	$6,771	29.6%

(1)	September 30, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

(2)	Represents transfer of assets under management not related to subscriptions, redemptions, market appreciation (depreciation) or distributions.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Nine Months Ended
	September 30, 2016	September 30, 2015 (1)	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$5,147	$5,697
Inflows	477	717
Outflows	(304)	(472)
Net inflows	173	245
Market appreciation (depreciation)	670	(595)
Distributions	(128)	(135)
Total increase (decrease)	715	(485)
Assets under management, end of period	$5,862	$5,212	12.5%
Percentage of total assets under management	9.7%	10.5%
Average assets under management for period	$5,449	$5,638	(3.4%)

Other
Assets under management, beginning of period	$2,452	$2,557
Inflows	514	491
Outflows	(264)	(251)
Net inflows	250	240
Market appreciation (depreciation)	229	(276)
Distributions	(40)	(57)
Total increase (decrease)	439	(93)
Assets under management, end of period	$2,891	$2,464	17.3%
Percentage of total assets under management	4.8%	4.9%
Average assets under management for period	$2,662	$2,695	(1.2%)

Total
Assets under management, beginning of period	$52,594	$53,137
Inflows	12,017	7,704
Outflows	(6,053)	(6,505)
Net inflows	5,964	1,199
Market appreciation (depreciation)	5,204	(1,386)
Distributions	(3,265)	(3,206)
Other (2)	—	—
Total increase (decrease)	7,903	(3,393)
Assets under management, end of period	$60,497	$49,744	21.6%
Average assets under management for period	$56,031	$52,976	5.8%

(1)	September 30, 2015 amounts have been reclassified to show distributions separately and dividend reinvestments as inflows.

(2)	Represents transfer of assets under management not related to subscriptions, redemptions, market appreciation (depreciation) or distributions.

Non-GAAP Reconciliation
Management believes that use of these non-GAAP financial measures may enhance the evaluation of the company’s results, as they provide greater transparency into the company's operating results. In addition, these non-GAAP financial measures are used to prepare the company's internal management reports and by management in evaluating the company's business.
While management believes that this non-GAAP financial information is useful in evaluating the company's results and operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with GAAP.

For the Periods

(in thousands, except per share data and percentages)	Three Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015 (5)
Revenue, U.S. GAAP	$94,388	$86,373	$79,667
Investment advisory and administration fees (1)	$30	$29	$19
Distribution and service fees (1)	$1	$1	$1
Revenue, as adjusted	$94,419	$86,403	$79,687

Expenses, U.S. GAAP	$57,175	$52,242	$48,190
Employee compensation and benefits (2)	$(29)	$10	$—
General and administrative (1)	$(25)	$(32)	$(11)
Expenses, as adjusted	$57,121	$52,220	$48,179

Operating income, U.S. GAAP	$37,213	$34,131	$31,477
Revenue adjustments above	$31	$30	$20
Expense adjustments above	$54	$22	$11
Operating income, as adjusted	$37,298	$34,183	$31,508

Non-operating income (loss), U.S. GAAP	$1,356	$4,466	$(7,727)
Interest and dividends on seed investments (3)	$(264)	$(455)	$(231)
(Gains) losses from seed investments (3)	$(698)	$(3,815)	$7,748
Non-operating income (loss), as adjusted	$394	$196	$(210)

Net income (loss) attributable to redeemable noncontrolling interest, U.S. GAAP	$46	$(113)	$129
Amounts attributable to consolidated seed investments (1)	$(46)	$113	$(129)
Net income attributable to redeemable noncontrolling interest, as adjusted	$—	$—	$—

Provision for income taxes, U.S. GAAP	$14,738	$13,676	$11,541
Tax effect on adjustments (4)	$(672)	$(612)	$352
Provision for income taxes, as adjusted	$14,066	$13,064	$11,893

(1)	Represents amounts related to deconsolidation of our consolidated seed investments in Company-sponsored funds.

(2)	Represents amounts necessary to maintain non-GAAP compensation-to-revenue ratio in light of deconsolidation adjustment to revenue.

(3)
Represents dividend income and realized gains attributable to our seed investments classified as available-for-sale, our proportionate share of the results of operations of seed investments classified as equity method investments including realized and unrealized gains and losses, and amounts attributable to our consolidated seed investments.

(4)
The provision for income taxes is provided for at 37.32%, 38%, and 38% for the three months ended September 30, 2016, June 30, 2016 and September 30, 2015, respectively, which is the rate the company would pay on its earnings excluding the effect of non-operating gains and losses on seed investments and discrete items.

(5)
During the three months ended December 31, 2015, one of the company's seed investments changed classification from available-for-sale to equity method. As a result, all prior periods have been retroactively adjusted to reflect this investment as if it had been an equity method investment in prior periods.

For the Periods

(in thousands, except per share data and percentages)	Three Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015 (5)
Net income attributable to common stockholders, U.S. GAAP	$23,877	$24,808	$12,338
Investment advisory and administration fees (1)	$30	$29	$19
Distribution and service fees (1)	$1	$1	$1
Employee compensation and benefits (2)	$29	$(10)	$—
General and administrative (1)	$25	$32	$11
Interest and dividends on seed investments (3)	$(264)	$(455)	$(231)
(Gains) losses from seed investments (3)	$(698)	$(3,815)	$7,748
Tax effect on adjustments (4)	$672	$612	$(352)
Amounts attributable to consolidated seed investments (1)	$(46)	$113	$(129)
Net income attributable to common stockholders, as adjusted	$23,626	$21,315	$19,405

Diluted weighted average shares outstanding	46,544	46,378	45,830
Diluted earnings per share, U.S. GAAP	$0.51	$0.53	$0.27
Diluted earnings per share, as adjusted	$0.51	$0.46	$0.42
Operating margin, U.S. GAAP	39.4%	39.5%	39.5%
Operating margin, as adjusted	39.5%	39.6%	39.5%

(1)	Represents amounts related to deconsolidation of our consolidated seed investments in Company-sponsored funds.

(2)	Represents amounts necessary to maintain non-GAAP compensation-to-revenue ratio in light of deconsolidation adjustment to revenue.

(3)
Represents dividend income and realized gains attributable to our seed investments classified as available-for-sale, our proportionate share of the results of operations of seed investments classified as equity method investments including realized and unrealized gains and losses, and amounts attributable to our consolidated seed investments.

(4)
The provision for income taxes is provided for at 37.32%, 38%, and 38% for the three months ended September 30, 2016, June 30, 2016 and September 30, 2015, respectively, which is the rate the company would pay on its earnings excluding the effect of non-operating gains and losses on seed investments and discrete items.

(5)
During the three months ended December 31, 2015, one of the company's seed investments changed classification from available-for-sale to equity method. As a result, all prior periods have been retroactively adjusted to reflect this investment as if it had been an equity method investment in prior periods.

___________________________________________________________________________________________________________________
Additional Disclosures
© 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period as of September 30, 2016. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.